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                                                                   EXHIBIT 10.32

                           PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648

                                February 18, 2003

Cablevision Systems Corporation
1111 Stewart Avenue
Bethpage, New York 11714
Attn: General Counsel

      Re: Proprietary Information Escrow Agreement (the "Escrow Agreement")., dated as of June 25, 2002, by and among Princeton Video Image, Inc., Cablevision Systems Corporation and Kramer Levin Naftalis & Frankel LLP (the "Escrow Agent")

Dear Sir or Madam:

      This will confirm the agreement between Princeton Video Image, Inc., Cablevision Systems Corporation and the Escrow Agent that all references to the Option Agreement in the Escrow Agreement shall refer to that certain Option Agreement, dated as of June 25, 2002, by and between Princeton Video Image, Inc. and Cablevision Systems Corporation, as amended on the date hereof, and as further amended from time to time by the parties thereto.

      The authorized signatures below will confirm the understanding as set forth above. Your attention to this matter is greatly appreciated.

                                        Sincerely,

                                        /s/ JAMES GREEN

                                        James Green
                                        President and Chief Operating Officer

ACCEPTED AND AGREED TO:

Cablevision Systems Corporation:        Kramer Levin Naftalis & Frankel LLP:


By: /s/ WILLIAM J. BELL                 By: /s/ JONATHAN S. CAPLAN
    --------------------------------        ------------------------------------
Name:                                   Name:  Jonathan S. Caplan
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Title:                                  Title: Partner
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Date:                                   Date:  February 12, 2003
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